SUBLEASE AGREEMENT



     This Sublease Agreement ("Sublease") dated this 1st day of
December, 1994, by and between ICAgen, Inc., as sublessor
("Sublessor") and Merlin Pharmaceutical Corporation, as sublessee
("Sublessee").

                           WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated December 17,
1992 between Sublessor as Tenant, and Imperial Center Partnership and Petula Associates, Ltd., as tenants in common operating as a joint venture, as Landlord, a copy of which is attached hereto as EXHIBIT A (the "Lease"), Sublessor has leased from Landlord certain building space located at 4222 Emperor Boulevard, Morrisville, North Carolina containing approximately 7,009 square feet, such premises being shown on the floor plan attached hereto as EXHIBIT B (the "Premises"); and

     WHEREAS, sublessee desires to sublease from Sublessor certain space located in the Premises containing 2,500 square feet (the "Subpremises") with the location of the Subpremises shown on the floor plan attached hereto as EXHIBIT C and Sublessor desires to sublease the Subpremises to Sublessee on the terms and conditions set forth herein; and

     WHEREAS, Landlord has consented to the sublease of the subpremises by Landlord's Certificate dated as of November 22, 1994, which certificate is attached hereto as EXHIBIT D and made a part hereto by reference.

     NOW THEREFORE, for and in consideration of the payments referenced herein, and other mutual good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   SUBLEASE TERM: Sublessor hereby subleases the
Subpremises to Sublessee for a period of one (1) year commencing December 1, 1994. Sublessee may extend this Sublease for two (2) successive terms of one (1) year each pursuant to the provisions of this Section 1. Sublessee shall give Sublessor written notice ("Sublessee's Notice") of its desire to extend to Sublease at least ninety (90) days prior to the expiration of the original term or any extended term, provided Sublessee is not in default beyond any applicable cure period set forth in this Sublease on the date of such notice. Within 10 days from the receipt of the Sublessee's Notice, Sublessor shall give Sublessee written notice ("Sublessor's Notice") of the amount of the increase, if any, to the Base Rent for such extended term. Any such increase shall represent Sublessor's increased costs under the Lease associated with the premises. Within 10 days from the receipt of Sublessor's Notice, Sublessee shall give Sublessor written notice of its intention to extend the Sublease. In the event Sublessee does not respond within 10 days to Sublessor's Notice, the Sublease shall be extended on the terms of the Sublessor's Notice. Such extended terms shall be upon all of the terms and conditions hereof. The parties agree that this Sublease shall terminate upon (i) the termination of the Lease, for whatever reason, or (ii) Sublessor giving Sublessee at least ninety (90) days prior written notice of its intention to terminate this Sublease. As used herein, the "Term" of this Sublease shall include the original term and any extended terms.

     2.   BASE RENT:  (a) Sublessee shall pay to Sublessor as
Base Rent the monthly sum of $3,493.39 for the rent of the Subpremises, provided that Base Rent for any partial month shall be prorated. Each installment of Base Rent shall be due and payable in advance on the first day of each month during the term of this Sublease, at the address shown for Sublessor in Article
10 hereof, or at such other address as Sublessor may direct in writing.

          (b) Upon the execution of this Sublease, Sublessee agrees to deposit with Sublessor the sum of $3,493.39 as security for any arrears of Base Rent or additional rent or to repair any damage to the Subpremises and to ensure Sublessee's prompt and complete compliance with the terms and covenants with this Sublease. If Sublessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain any or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default or to compensate for any loss or damage which Sublessor may suffer thereby. Such deposit may further be used by Sublessor, following Sublessee's surrender of the Subpremises, to repair and restore the Premises to the extent necessitated by Sublessee's damage to the Subpremises not restoring the Subpremises in accordance with the Sublease or surrendering the same in an unclean condition.

          (c) Rent received after the fifteenth day of any month shall be subject to a late charge equal to Four Percent (4.0%) of the delinquent Base Rent.

     3. COMPLIANCE WITH LEASE: Sublessee shall comply with all of the provisions of the Lease except those provisions which conflict with the terms of the Sublease, and all rules and regulations of Landlord or Sublessor therein promulgated thereunder. Notwithstanding anything to the contrary in this Sublease, Sublessee shall not take any action or admit to taking any action which would cause Sublessor to be in default under the Lease.

     4. UTILITIES: During the Term, Sublessee shall pay for any Utilities Increase based on the following formula:

     Any Utilities Increase will be multiplied by the Number of Sublessee's employees based on the Premises divided by the total number of Sublessee's and Sublessor's employees minus three (-3) based on the Premises.

     For purposes of this Section 4, "Utilities" shall mean
Sublessor's costs with respect to the Premises for (1) water, electricity, gas, sewage and any other utilities used by the Sublessor at the Premises and (ii) cleaning and copying charges. For purposes of this Section 4, "Utilities Increase" shall be the difference for any month during the Term from the average total
Utilities for the three (3) months immediately preceding this Sublease.

     5. INDEMNITY AND INSURANCE: Sublessee agrees to indemnify and hold harmless Sublessor, from any liability for damages to any person or property in, on or about the Subpremises from any cause, unless caused by the negligence or willful act of Sublessor or its agents. If such damages are caused by the negligence or willful act of Sublessor or its agents, Sublessor shall indemnify and hold harmless Sublessee from any resulting liability. Sublessee shall procure and keep in effect during the Term public liability and property damage insurance coverage of at least $1,000,000 with the Sublessor named as additional insured thereunder. Such policies shall contain language that the policies may not be cancelled or changed except after thirty
(30) days notice to Sublessor. Sublessee shall deliver copies of original policies or satisfactory certificates thereof.

     7. CONDITION OF PREMISES: Sublessee acknowledges it has examined the Subpremises and accepts the same except for any latent defects which Sublessee shall have thirty (30) days after commencement of occupancy to report. All improvements or alterations proposed for the Subpremises must be approved by the Sublessor and the Landlord prior to construction.

     8.   ASSIGNMENT OR SUBLETTING WITHOUT SUBLESSOR'S PRIOR
WRITTEN CONSENT: Sublessee may not assign its interest in the Sublease or sublet the Subpremises.

     9.   MISCELLANEOUS:

          (a) The headings of the various articles of this Agreement are intended only for convenience and are not intended to limit, define or construe the scope of any article of this Agreement, nor offset the provisions thereof.

          (b) Neither the method of computation of rent nor any other provision of this Agreement shall be deemed to create any relationship between the parties hereto other than that of Sublessor and Sublessee.

          (c) This Agreement shall be governed and construed in accordance with the laws of North Carolina.

          (d) This Agreement may be modified or amended only by written agreement of both parties hereto.

          (g) If any provision of this Agreement shall be deemed to be in contravention of any law, then the court rendering such determination shall have the authority to strike the contravening provision from this Agreement, with the remaining provisions of this Agreement remaining in full force and effect.

          (h) This Agreement, and the covenants, conditions, warranties and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

          (i) Whenever under this Agreement a provision is made for notice of any kind, it shall be deemed sufficient service thereof if such notice is in writing addressed to the respective party at the address shown below and delivered via hand delivery or overnight courier, with proof of delivery thereof.

          If to Sublessor:

               ICAgen, Inc.
               4222 Emperor Boulevard, Suite 460
               Morrisville, North Carolina  27560

          If to Sublessee:

               Merlin Pharmaceutical Corporation
               180 Varick Street, 7th Floor
               New York, New York  10014

[Signature Page Attached and Incorporated Herein By Reference]

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the day and year first written above.

                              SUBLESSOR:

                              ICAgen, Inc.

                              By:  P. KAY WAGONER
                              ______________________________
                              Its: President


ATTEST:

CLAUDIA A. JONES
______________________
Secretary/Assistant
Secretary

[CORPORATE SEAL]

                              SUBLESSEE:

                              MERLIN PHARMACEUTICAL CORPORATION

                              DANA M. FAULK

                              _________________________________
                              By:  Samuel K. Waksal [Dana M.
                                   Faulk]
                              Title:  Chairman of the Board
                                   and Chief Executive
                                   Officer [President]

ATTEST:

DANA M. FAULK

_________________________
Secretary/Assistant
Secretary

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF DURHAM

     I, W. E. Walker, Notary Public for said County and State, certify that Claudia A. Jones personally came before me this day and acknowledged that she is Assistant Secretary of ICAgen, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its ______________ President, sealed with its corporate seal, and attested by him/her as its Assistant Secretary.

     WITNESS my hand and official seal, this the 8th day of December, 1994.

                                   W. E. WALKER
                                   ______________________________
                                   Notary Public

My commission expires:
6/28/97


STATE OF NORTH CAROLINA

COUNTY OF WAKE

     I, W. E. Walker, Notary Public for said County and State, certify that Dana H. Fowlkes personally came before me this day and acknowledged that he is Assistant Secretary of Merlin Pharmaceutical Corporation, a professional corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its ______________ President, sealed with its corporate seal, and attested by him as its Assistant Secretary.

     WITNESS my hand and official seal, this the 8th day of December, 1994.

                                   W. E. WALKER
                                   ______________________________
                                   Notary Public

My commission expires:
6/28/97

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the day and year first written above.

                              SUBLESSOR:

                              ICAgen, Inc.



                              By:___________________________

                              Its:__________________________

ATTEST:



_________________________
Secretary/Assistant
Secretary

[CORPORATE SEAL]






                              SUBLESSEE:

                              MERLIN PHARMACEUTICAL CORPORATION

                              SAMUEL D. WAKSAL
                              ______________________________
                              By:  Samuel K. Waksal
                              Title:  Chairman of the Board
                                      and Chief Executive
                                      Officer

ATTEST:

BRIAN W. PUSCH
______________________
Secretary

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF WAKE

     I, _________________________, Notary Public for said County and State, certify that ____________________ personally came before me this day and acknowledged that he/she is ______________ Secretary of ICAgen, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its ______________ President, sealed with its corporate seal, and attested by him/her as its _______________________ Secretary.



     WITNESS my hand and official seal, this the _____ day of ________________, 1994.


                                   ______________________________
                                   Notary Public


My commission expires:

______________________






STATE OF NEW YORK

COUNTY OF NEW YORK

     I, Hilary H. Watson, Notary Public for said County and
State, certify that Brian W. Pusch personally came before me this day and acknowledged that he is ___________________ Secretary of Merlin Pharmaceutical Corporation, a professional corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its Chairman of the Board and Chief Executive Officer sealed with its corporate seal, and attested by him/her as its ______________
Secretary.

     WITNESS my hand and official seal, this the 8th day of December, 1994.

                                   HILARY H. WATSON
                                   ______________________________
                                   Notary Public

My commission expires:

______________________

                     LANDLORD'S CERTIFICATE

Re:  Lease by Imperial Center Partnership and Petula Associates,
Ltd., as tenants in common operating as a joint venture
("Landlord") to ICAgen, Inc. ("Tenant") dated December 17, 1992, for 7,009 square feet located at 4222 Emperor Boulevard, Morrisville, North Carolina (the "Premises").

Landlord under the referenced Lease hereby certifies unto Tenant and Merlin Pharmaceutical Corporation ("Sublessee") as follows:

     1. Attached hereto is a true, accurate and complete copy of the Lease and all amendments thereof, which Lease is not in default and is in full force and effect as of the date hereof.

     2. The Lease commencement date was August 1, 1993, and the current term of the Lease ends July 31, 1998.

     3. Landlord hereby consents to the subletting of that certain portion of the Premises as shown on the floor plan attached thereto as EXHIBIT A by the Tenant to Sublessee; however, such consent shall not be deemed to be a release or waiver of any rights of Landlord against the Tenant.

          Telephone Number ________ Telecopy Number _____________

This certification is given by Landlord as of November 22, 1994.

WITNESS:                 LANDLORD:  Imperial Center Partnership
                         and Petula Associates, Ltd., as tenants
                         in common operating as a joint venture
A. ROGERS
                         IMPERIAL CENTER PARTNERSHIP
____________________
                         By:  SEBY B. JONES

                         ______________________________
                           Name:   Seby B. Jones
                           Title:  General Partner


                         PETULA ASSOCIATES, LTD, AN IOWA
                         CORPORATION


                         By:  TIMOTHY E. MINTON
                         ________________________________
                              Timothy E. Minton
                              Vice President & Secretary

                         [UL DESIGN NO. U465]



                   LAYOUT OF 4222 EMPEROR BOULEVARD